EXHIBIT 99.1

AvePoint Announces First Quarter 2025 Financial Results

First quarter SaaS revenue of $68.9 million, representing 34% year-over-year growth, 37% on a constant currency basis
First quarter Total revenue of $93.1 million, representing 25% year-over-year growth, 27% on a constant currency basis
Total ARR of $345.5 million, representing 26% year-over-year growth, 28% adjusted for FX

JERSEY CITY, N.J., May 08, 2025 (GLOBE NEWSWIRE) -- AvePoint (NASDAQ: AVPT), the global leader in data security, governance and resilience, today announced financial results for the first quarter ended March 31, 2025.

“Highlighted by record growth in net new ARR and meaningful operating margin expansion, our first quarter results reflect our ability to efficiently address the intensifying convergence of data security, governance, and resilience challenges facing companies today,” said Dr. Tianyi Jiang (TJ), CEO and Co-Founder, AvePoint. “Despite the fluid macroeconomic environment, organizations are increasingly implementing AI-driven data management strategies that demand platform solutions which balance security and innovation. Our team’s execution to start the year has us steadily advancing toward our vision of becoming the world's leading data management software company and achieving our billion-dollar ARR target for 2029.”

First Quarter 2025 Financial Highlights

  Revenue: Total revenue was $93.1 million, up 25% from the first quarter of 2024. Within total revenue, SaaS revenue was $68.9 million, up 34% from the first quarter of 2024.
  Gross Profit: GAAP gross profit was $69.2 million, compared to $54.1 million for the first quarter of 2024. Non-GAAP gross profit was $69.8 million, compared to $55.2 million for the first quarter of 2024. Non-GAAP gross margin was 75.0%, compared to 74.1% for the first quarter of 2024.
  Operating Income/(Loss): GAAP operating income was $3.3 million, compared to a GAAP operating loss of $(3.2) million for the first quarter of 2024. Non-GAAP operating income was $13.4 million, compared to $6.6 million for the first quarter of 2024.
  Cash, cash equivalents and short-term investments: $351.8 million as of March 31, 2025.
  Cash from operations: For the three months ended March 31, 2025, the Company generated $0.5 million of cash from operations, compared to $7.8 million generated in the prior year period.

First Quarter 2025 Key Performance Indicators and Recent Business Highlights

  ARR as of March 31, 2025 was $345.5 million, up 26% year-over-year. Adjusted for FX, ARR grew 28% year-over-year.
  Adjusted for FX, dollar-based gross retention rate was 89%, while dollar-based net retention rate was 111%. On an as-reported basis, dollar-based gross retention rate was 88%, while dollar-based net retention rate was 111%.
  Completed the acquisition of Ydentic to provide Managed Service Providers (MSPs) with an AI-driven platform to manage, optimize, and secure clients’ IT environments.
  Launched the next generation of AvePoint Elements to automate insights, secure data, and accelerate profitability and efficiency for MSPs building security-centric practices.
  Released new data security solutions for Google, expanding the Company’s multi-cloud protection to empower organizations with intelligent risk identification, proactive threat monitoring, and incident response at scale to enhance customers’ cyber resilience and prevent data breaches.
  Renewed the existing Share Repurchase Program for an additional three years, providing the authority to buy up to $150.0 million of the Company’s common stock.

Financial Outlook
The company’s current financial outlook for the second quarter and full year 2025 is below. The global nature of our business exposes us to fluctuations in foreign exchange rates, and in the first quarter we saw a modest currency tailwind from the weakening of the U.S. dollar. This weakening has continued in the second quarter, and the corresponding incremental FX tailwinds are reflected in our updated full-year guidance for all metrics. Additionally, the Company’s updated full-year guidance for revenue and non-GAAP operating income includes the respective first quarter outperformance relative to guidance.

For the second quarter of 2025, the Company expects:

  Total revenues of $95.3 million to $97.3 million, or year-over-year growth of 22% to 25%. On a constant currency basis, the Company expects revenue growth of 20% to 22%.
  Non-GAAP operating income of $13.2 million to $14.2 million.

For the full year 2025, the Company now expects:

  Total ARR of $411.8 million to $417.8 million, or year-over-year growth of 26% to 28%. Adjusted for FX, the Company expects ARR growth of 24% to 26%.
  Total revenues of $397.4 million to $405.4 million, or year-over-year growth of 20% to 23%. On a constant currency basis, the Company expects revenue growth of 18% to 20%.
  Non-GAAP operating income of $61.4 million to $64.4 million.

Quarterly Conference Call

AvePoint will host a conference call today, May 8, 2025, to review its first quarter 2025 financial results and to discuss its financial outlook. The call is scheduled to begin at 4:30pm ET. You may access the call and register with a live operator by dialing 1 (833) 816-1428 for US participants and 1 (412) 317-0520 for outside the US. The passcode for the call is 1630173. Investors can also join by webcast by visiting https://ir.avepoint.com/events. The webcast will be available live, and a replay will be available following the completion of the live broadcast for approximately 90 days.

About AvePoint

Beyond Secure. AvePoint is the global leader in data security, governance, and resilience, going beyond traditional solutions to ensure a robust data foundation and enable organizations everywhere to collaborate with confidence. Over 25,000 customers worldwide rely on the AvePoint Confidence Platform to prepare, secure, and optimize their critical data across Microsoft, Google, Salesforce, and other collaboration environments. AvePoint’s global channel partner program includes approximately 5,000 managed service providers, value-added resellers, and systems integrators, with our solutions available in more than 100 cloud marketplaces. To learn more, visit www.avepoint.com.

Non-GAAP Financial Measures and Other Key Metrics

To supplement AvePoint’s consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (including percentage of revenue figures), non-GAAP operating income and non-GAAP operating margin, and key metrics include annual recurring revenue, dollar-based gross retention rate, and dollar-based net retention rate. The company has included a reconciliation of GAAP to non-GAAP financial measures at the end of this press release. These reconciliations adjust the related GAAP financial measures to exclude stock-based compensation expense and the amortization of acquired intangible assets. The company believes the presentation of its non-GAAP financial measures provides a better representation as to its overall operating performance. The presentation of AvePoint’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for its financial results prepared in accordance with GAAP, and AvePoint’s non-GAAP measures may be different from non-GAAP measures used by other companies.

Annual Recurring Revenue. This metric is calculated as the annualized sum of contractually obligated Annual Contract Value (“ACV”) from SaaS, term license and support, and maintenance revenue sources from all active customers at the end of a reporting period. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue, and the active contracts used in calculating ARR may or may not be extended or renewed by our customers. The company believes this metric further enables measurement of its business performance, is an important metric for financial forecasting and better enables strategic decision making. Because this metric does not have the effect of providing a numerical measure that is different from any comparable GAAP measure, the company does not consider it a non-GAAP measure.

Dollar-based Gross Retention Rate. This metric is calculated by starting with the ARR from all active customers as of 12 months prior to such period end, or Prior Period ARR. The company then calculates ARR from these same customers as of the current period end, or Current Period ARR. Current Period ARR includes net contraction or attrition over the last 12 months but excludes ARR from new customers in the current period. The company then divides the total Current Period ARR by the total Prior Period ARR to arrive at the dollar-based gross retention rate. The company uses this metric as a measure of its ability to retain existing customers, and believes it is useful to investors for the same reason. Because this metric does not have the effect of providing a numerical measure that is different from any comparable GAAP measure, the company does not consider it a non-GAAP measure.

Dollar-based Net Retention Rate. This metric is calculated by starting with the ARR from all active customers as of 12 months prior to such period end, or Prior Period ARR. The company then calculates ARR from these same customers as of the current period end, or Current Period ARR. Current Period ARR includes net expansion over the last 12 months but excludes ARR from new customers in the current period. The company then divides the total Current Period ARR by the total Prior Period ARR to arrive at the dollar-based net retention rate. The company uses this metric as a measure of its ability to expand business with existing customers, and believes it is useful to investors for the same reason. Because this metric does not have the effect of providing a numerical measure that is different from any comparable GAAP measure, the company does not consider it a non-GAAP measure.

Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws including statements regarding the future performance of and market opportunities for AvePoint. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: changes in the competitive and regulated industries in which AvePoint operates, variations in operating performance across competitors, changes in laws and regulations affecting AvePoint’s business and changes in AvePoint’s ability to implement business plans, forecasts, and ability to identify and realize additional opportunities, and the risk of downturns in the market and the technology industry. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AvePoint’s most recent Annual Report on Form 10-K. Copies of this and other documents filed by AvePoint from time to time are available on the SEC's website, www.sec.gov. This filing identifies and addresses other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AvePoint does not assume any obligation and does not intend to update or revise these forward-looking statements after the date of this release, whether as a result of new information, future events, or otherwise, except as required by law. AvePoint does not give any assurance that it will achieve its expectations. Unless the context otherwise indicates, references in this press release to the terms “AvePoint,” “the Company,” “we,” “our” and “us” refer to AvePoint, Inc. and its subsidiaries.

Disclosure Information
AvePoint uses the https://www.avepoint.com/ir website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Investor Contact
AvePoint
Jamie Arestia
ir@avepoint.com
(551) 220-5654

Media Contact
AvePoint
Nicole Caci
pr@avepoint.com
(201) 201-8143

AvePoint, Inc. Condensed Consolidated Statements of Income (Loss) (In thousands, except per share amounts) (Unaudited)

	Three Months Ended
	March 31,
	2025	2024
Revenue:
SaaS	$68,942	$51,311
Term license and support	11,190	10,005
Services	10,937	10,481
Maintenance	1,995	2,737
Total revenue	93,064	74,534
Cost of revenue:
SaaS	12,537	9,770
Term license and support	411	416
Services	10,798	10,073
Maintenance	153	183
Total cost of revenue	23,899	20,442
Gross profit	69,165	54,092
Operating expenses:
Sales and marketing	34,522	29,939
General and administrative	18,667	16,868
Research and development	12,689	10,486
Total operating expenses	65,878	57,293
Income (loss) from operations	3,287	(3,201)
Other income, net	1,586	3,404
Income before income taxes	4,873	203
Income tax expense	1,307	2,157
Net income (loss)	$3,566	$(1,954)
Net income (loss) attributable to noncontrolling interest	126	(238)
Net income (loss) available to common stockholders	$3,440	$(1,716)
Net income (loss) per share:
Basic	$0.02	$(0.01)
Diluted	$0.02	$(0.01)
Weighted average shares outstanding:
Basic	197,924	181,495
Diluted	224,573	181,495

AvePoint, Inc. Condensed Consolidated Balance Sheets (In thousands, except par value) (Unaudited)

	March 31,	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$351,481	$290,735
Short-term investments	317	167
Accounts receivable, net	80,124	87,365
Prepaid expenses and other current assets	14,717	16,528
Total current assets	446,639	394,795
Property and equipment, net	5,961	5,289
Goodwill	36,774	17,715
Intangible assets, net	11,514	8,889
Operating lease right-of-use assets	17,813	15,954
Deferred contract costs	59,945	59,838
Other assets	20,202	16,575
Total assets	$598,848	$519,055
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,293	$2,352
Accrued expenses and other current liabilities	56,154	76,135
Current portion of deferred revenue	149,760	144,468
Total current liabilities	208,207	222,955
Long-term operating lease liabilities	11,649	9,909
Long-term portion of deferred revenue	10,846	8,840
Other liabilities	6,693	6,403
Total liabilities	237,395	248,107
Commitments and contingencies
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000 shares authorized, 203,031 and 194,071 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	20	19
Additional paid-in capital	873,269	779,007
Accumulated other comprehensive income	1,682	576
Accumulated deficit	(515,468)	(510,448)
Noncontrolling interest	1,950	1,794
Total stockholders’ equity	361,453	270,948
Total liabilities and stockholders’ equity	$598,848	$519,055

AvePoint, Inc. Condensed Consolidated Statements of Cash Flows (In thousands) (Unaudited)

	Three Months Ended
	March 31,
	2025	2024
Operating activities
Net income (loss)	$3,566	$(1,954)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,511	1,295
Operating lease right-of-use assets expense	1,847	1,420
Foreign currency remeasurement loss	540	580
Stock-based compensation	9,620	9,458
Deferred income taxes	(95)	(72)
Other	1,064	(146)
Change in value of earn-out and warrant liabilities	(474)	(1,490)
Changes in operating assets and liabilities:
Accounts receivable	9,198	10,933
Prepaid expenses and other current assets	1,895	1,718
Deferred contract costs and other assets	(2,637)	4,447
Accounts payable, accrued expenses, other current liabilities, operating lease liabilities and other liabilities	(29,751)	(14,293)
Deferred revenue	4,211	(4,140)
Net cash provided by operating activities	495	7,756
Investing activities
Maturities of investments	—	240
Purchases of investments	—	(389)
Capitalization of internal-use software	(452)	(391)
Purchase of property and equipment	(1,514)	(502)
Issuance of notes receivables	—	(500)
Cash paid in business combinations, net of cash acquired	(14,893)	—
Net cash used in investing activities	(16,859)	(1,542)
Financing activities
Purchase of common stock	(11,905)	(13,743)
Proceeds from warrant exercises	87,344	—
Proceeds from stock option exercises	744	784
Repayments of finance leases	(2)	(2)
Net cash provided by (used in) financing activities	76,181	(12,961)
Effect of exchange rates on cash	929	(926)
Net increase (decrease) in cash and cash equivalents	60,746	(7,673)
Cash and cash equivalents at beginning of period	290,735	223,162
Cash and cash equivalents at end of period	$351,481	$215,489
Supplemental disclosures of cash flow information
Income taxes paid	$901	$984
Unpaid purchase consideration transferred in connection with the business combination	$5,499	$—
Unpaid redemption of noncontrolling interest	$—	$5,926

AvePoint, Inc. Non-GAAP Reconciliations (In thousands) (Unaudited)

	Three Months Ended
	March 31,
	2025	2024
Non-GAAP operating income
GAAP operating income (loss)	$3,287	$(3,201)
Stock-based compensation expense	9,620	9,458
Amortization of acquired intangible assets	466	353
Non-GAAP operating income	$13,373	$6,610
Non-GAAP operating margin	14.4%	8.9%

Non-GAAP gross profit
GAAP gross profit	$69,165	$54,092
Stock-based compensation expense	342	871
Amortization of acquired intangible assets	333	241
Non-GAAP gross profit	$69,840	$55,204
Non-GAAP gross margin	75.0%	74.1%

Non-GAAP sales and marketing
GAAP sales and marketing	$34,522	$29,939
Stock-based compensation expense	(2,326)	(2,284)
Amortization of acquired intangible assets	(133)	(112)
Non-GAAP sales and marketing	$32,063	$27,543
Non-GAAP sales and marketing as a % of revenue	34.5%	37.0%

Non-GAAP general and administrative
GAAP general and administrative	$18,667	$16,868
Stock-based compensation expense	(4,754)	(4,967)
Non-GAAP general and administrative	$13,913	$11,901
Non-GAAP general and administrative as a % of revenue	14.9%	16.0%

Non-GAAP research and development
GAAP research and development	$12,689	$10,486
Stock-based compensation expense	(2,198)	(1,336)
Non-GAAP research and development	$10,491	$9,150
Non-GAAP research and development as a % of revenue	11.3%	12.3%